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                                                                    EXHIBIT 32.2


                   CERTIFICATION OF PERIODIC FINANCIAL REPORT
                       PURSUANT TO 18 U.S.C. SECTION 1350



In connection with the Quarterly Report of Hines Horticulture, Inc. (the "registrant") on Form 10-Q for the period ended June 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "report"), I Claudia
M. Pieropan, Chief Financial Officer, Secretary and Treasurer of the registrant, certify, pursuant to 18 U.S.C. ss.1350, that to our knowledge:

(3) The report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the registrant.


Date: August 9, 2004
                                /s/ CLAUDIA M. PIEROPAN
                                ------------------------------------------------
                                Claudia M. Pieropan
                                Chief Financial Officer, Secretary and Treasurer (Principal Financial and Accounting Officer)